Corporate Capital Trust, Inc. - 10-K/A

Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Chirag J. Bhavsar, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Corporate Capital Trust, Inc.; and

2.	based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 6, 2017	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar
Chief Financial Officer
(Principal Financial and Accounting Officer)